UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 18, 2004

Lincare Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19946	51-0331330

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19387 U.S. 19 North, Clearwater, FL 33764

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 727-530-7700

(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 15, 2004, Lincare Holdings Inc. issued a press release announcing the execution of new five year employment agreements with John P. Byrnes, the Company’s Chief Executive Officer, Shawn S. Schabel, the Company’s President and Chief Operating Officer and Paul G. Gabos, the Company’s Chief Financial Officer.  Copies of the press release and agreements are attached as Exhibits 99.1, 99.2, 99.3 and 99.4 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

	(c)	Exhibits
	99.1	Press release of Lincare Holdings Inc. dated November 15, 2004.
	99.2	Employment agreement between Lincare Holdings Inc. and John P. Byrnes dated November 15, 2004.
	99.3	Employment agreement between Lincare Holdings Inc. and Shawn S. Schabel dated November 15, 2004.
	99.4	Employment agreement between Lincare Holdings Inc. and Paul G. Gabos dated November 15, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCARE HOLDINGS INC.

By:	/s/ PAUL G. GABOS

Paul G. Gabos Chief Financial Officer, Treasurer and Secretary

November 18, 2004

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